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                                                                    Exhibit 10.2

                                    ATA INC.
                       2008 EMPLOYEE SHARE INCENTIVE PLAN

1.   PURPOSE OF PLAN

     The purpose of this ATA Inc. 2008 Employee Share Incentive Plan (this "PLAN") of ATA Inc., an exempted company organized under the Companies Law of the Cayman Islands, and its successors (the "COMPANY"), is to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.   ELIGIBILITY

     The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "ELIGIBLE PERSON" is any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its Subsidiaries; (b) a director of the Company or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the offering and sale of shares issuable under this Plan by the Company or the Company's compliance with any applicable laws. An Eligible Person who has been granted an award (a "PARTICIPANT") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company; and "BOARD" means the Board of Directors of the Company.

3.   PLAN ADMINISTRATION

     3.1 THE ADMINISTRATOR. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "ADMINISTRATOR" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate officers and employees of the Company and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards, in each case within the limits established by the Board or another

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          committee within its delegated authority. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the applicable charter of the Company or any
          Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

          Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

     3.2 POWERS OF THE ADMINISTRATOR. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

          (a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

          (b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

          (c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

          (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

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          (e)  cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

          (f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or share appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

          (g) adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by shareholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange for cash or another award or other means) of the per share exercise or base price of any option or share appreciation right;

          (h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

          (i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

          (j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, shares of equivalent value, or other consideration;

          (k) determine the fair market value of the Common Shares or awards under this Plan from time to time and/or the manner in which such value will be determined; and

          (l) implement any procedures, steps or additional or different requirements as may be necessary to comply with any laws of the People's Republic of China (the "PRC") that may be applicable to this Plan, any Option or any related documents, including, but not limited to, foreign exchange laws, tax laws and securities laws of the PRC.

     3.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion

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          of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

     3.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

     3.5 DELEGATION. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.

4.   COMMON SHARES SUBJECT TO THE PLAN; SHARE LIMITS

     4.1 SHARES AVAILABLE. Subject to the provisions of Section 7.1, the shares that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Shares and any shares of its Common Shares held as treasury shares. For purposes of this Plan, "COMMON SHARES" shall mean the common shares of the Company and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

     4.2 SHARE LIMITS. The maximum number of Common Shares that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the "SHARE LIMIT") is equal to 336,307 Common Shares. The Share Limit shall automatically increase on January 1 of each calendar year during the term of this Plan, commencing with January 1, 2009, by an amount equal to the lesser of (i) 1% of the total number of Common Shares issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 336,307 Common Shares or (iii) such number of Common Shares as may be established by the Board. The maximum number of Common Shares that may be initially delivered pursuant to options qualified as incentive stock options granted under this Plan is 336,307 Common Shares. The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options granted under this Plan shall automatically increase on January 1 of each calendar year during the term of this Plan by 336,307 Ordinary Shares

     4.3 AWARDS SETTLED IN CASH, REISSUE OF AWARDS AND SHARES. To the extent that an award granted under this Plan is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or

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          other settlement shall not be counted against the shares available for issuance under this Plan. In the event that Common Shares are delivered in respect of a dividend equivalent right granted under this Plan, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that Common Shares are delivered pursuant to the exercise of a share appreciation right or option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a share appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. Shares not issued in connection with share-settled share appreciation rights and shares tendered or withheld in payment of an option price or for withholding taxes shall not be counted against the shares available for issuance under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.

     4.4 RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of Common Shares sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of share appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.   AWARDS

     5.1 TYPE AND FORM OF AWARDS. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

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          5.1.1 SHARE OPTIONS. A share option is the grant of a right to purchase a specified number of Common Shares during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE") (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. Unless otherwise determined by the Board, the per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Shares on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

          5.1.2 ADDITIONAL RULES APPLICABLE TO ISOS. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of shares with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to ISOs under this Plan and shares subject to ISOs under all other plans of the Company or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Company or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of shares of each subsidiary in the chain beginning with the Company and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, unless the exercise price of such option is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

          5.1.3 SHARE APPRECIATION RIGHTS. A share appreciation right or "SAR" is a right to receive a payment, in cash and/or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the SAR is exercised over the "BASE PRICE" of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair

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          market value of a share of Common Shares on the date of grant of the
          SAR. The maximum term of a SAR shall be ten (10) years.

          5.1.4 OTHER AWARDS. The other types of awards that may be granted under this Plan are: (a) share bonuses, restricted shares, performance shares (which may be settled in Common Shares or cash), share units, phantom shares, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Shares, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Shares and/or returns thereon.

     5.2  [RESERVED.]

     5.3 AWARD AGREEMENTS. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Company by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an "award agreement"), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Company (other than the particular award recipient) to execute any or all award agreements on behalf of the Company. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

     5.4 DEFERRALS AND SETTLEMENTS. Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan, in any event in compliance with Section 8.1.2 hereof. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

     5.5 CONSIDERATION FOR COMMON SHARES OR AWARDS. The purchase price for any award granted under this Plan or the Common Shares to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

          o    services rendered by the recipient of such award;

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          o    cash, check payable to the order of the Company, or electronic funds transfer;

          o notice and third party payment in such manner as may be authorized by the Administrator;

          o    the delivery of previously owned Common Shares;

          o by a reduction in the number of shares otherwise deliverable pursuant to the award; or

          o subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

          In no event shall any Common Shares newly-issued by the Company be issued for less than the minimum lawful consideration for such Common Shares or for consideration other than consideration permitted by applicable law. In the event that the Administrator allows a participant to exercise an award by delivering Common Shares previously owned by such participant and unless otherwise expressly provided by the Administrator, any Common Shares delivered which were initially acquired by the participant from the Company (upon exercise of a share option or otherwise) must have been owned by the participant. Common Shares used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any Common Shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under
          Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or Common Shares by any method other than cash payment to the Company. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to participants resident in the People's Republic of China ("PRC") not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations.

     5.6 DEFINITION OF FAIR MARKET VALUE. For purposes of this Plan, "fair market value" shall mean, if the Common Shares are not listed or actively traded on an internationally recognized securities exchange as of the applicable date, the fair market value as reasonably determined by the Administrator for purposes of the award in the circumstances. If the Common Shares are listed and actively traded on an internationally recognized securities exchange, then unless otherwise determined or provided by the Administrator in the circumstances, the "fair market value" shall mean the last price for an Common Share as furnished by the securities exchange on which the Common Shares are listed for the date in question or, if no sales of Common Shares were reported on that date, the last price for a Common Share as furnished by the securities exchange on which the Common Shares are listed for the next preceding day on which sales of Common Shares were reported. The Administrator also may adopt a different methodology

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          for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

     5.7  TRANSFER RESTRICTIONS.

          5.7.1 LIMITATIONS ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant. In addition, the Common Shares shall be subject to the restrictions set forth in the applicable Option Agreement.

          5.7.2 EXCEPTIONS. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person's family members).

          5.7.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

          (a) transfers to the Company (for example, in connection with the expiration or termination of the award),

          (b) the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

          (d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

          (e) the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator. Anything in this

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               Section 5.7.3 to the contrary notwithstanding, but subject to compliance with all applicable laws, ISOs will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards.

     5.8 INTERNATIONAL AWARDS. One or more awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.   EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

     6.1 GENERAL. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

     6.2 EVENTS NOT DEEMED TERMINATIONS OF SERVICE. Unless the express policy of the Company or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

     6.3 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Company a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

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7.   ADJUSTMENTS; ACCELERATION

     7.1 ADJUSTMENTS. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, share split (including a share split in the form of a share dividend) or reverse share split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Shares; or any exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; then the Administrator shall equitably and proportionately adjust (1) the number and type of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Common Shares (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

          Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Company as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding performance-based awards.

          It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

          Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

     7.2 CORPORATE TRANSACTIONS - ASSUMPTION AND TERMINATION OF AWARDS. Upon the occurrence of any of the following events (each, a "CHANGE OF CONTROL"): any merger, combination, consolidation, or other reorganization; any exchange of Common Shares or other securities of the Company; a sale of all or substantially all the business, shares or assets of the Company; a dissolution of the Company; or any other event in which the Company does not survive (or does not survive as a public company in respect of its Common Shares); then the Administrator may make provision for either (i) a cash payment in full settlement of all outstanding vested share-based awards outstanding under this Plan, (ii) the termination of all outstanding share-based awards outstanding under this Plan, or (iii) the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, in each case based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Shares upon or in respect of such Change of Control. Upon the occurrence of any Change of Control, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) subject to Section 7.4 and unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR may as the Administrator shall determine become fully vested, all shares of restricted shares then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and
          (2) each award shall terminate and be deemed cancelled upon the occurrence of a Change of Control; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event). For the avoidance of doubt if the per share price for an Common Share in any such Change of Control transaction equals or exceeds the relevant exercise price of any outstanding (vested or unvested) option or SAR, then the Administrator shall be empowered to terminate and cancel such outstanding option or SAR without the payment of any consideration whatsoever without the consent of the holder thereof. Upon the occurrence of any Change of Control where the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances, if the Participant is terminated without cause within 24 months of such Change of Control transaction, then, in the sole discretion of the administrator, each then-outstanding option and SAR may become fully vested, all shares of restricted shares then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award.

          Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any Change of Control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

          The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

          In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

          Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

     7.3 OTHER ACCELERATION RULES. The Administrator may override the provisions of Section 7.2 and/or 7.4 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section
          7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

     7.4 GOLDEN PARACHUTE LIMITATION. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall any award or payment be accelerated under this Plan to an extent or in a manner so that such award or payment, together with any other compensation and benefits provided to, or for the benefit of, the participant under any other plan or agreement of the Company or any of its Subsidiaries, would not be fully deductible by the Company or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company or one of its Subsidiaries is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Company or one of its Subsidiaries, or is a participant in a severance program sponsored by the Company or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), or the applicable award agreement includes such provisions, the Section 280G and/or
          Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to the awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Company or one of its Subsidiaries that provides for a "gross-up" as opposed to a "cut-back" in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8.   OTHER PROVISIONS

     8.1 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of Common Shares, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

               No participant shall sell, pledge or otherwise transfer Common Shares acquired pursuant to an award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Option Agreement. Any attempted transfer in violation of this Section 8 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Common Shares acquired or to be acquired pursuant to an award, except in compliance with all applicable federal and state securities laws and unless and until, if applicable:

               (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

               (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

               (c) such participant notifies the Company of the proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, furnishes to the Company an opinion of counsel acceptable to the Company's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

               Notwithstanding anything else herein to the contrary, neither the Company or any affiliate has any obligation to register the Common Shares or file any registration statement under either federal or state securities laws, nor does the Company or any affiliate make any representation concerning the likelihood of a public offering of the Common Shares or any other securities of the Company or any affiliate.

     8.2 NO RIGHTS TO AWARD. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

     8.3 NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

     8.4 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly otherwise provided) of the Company or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     8.5 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any award or upon the disposition of Common Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company or one of its Subsidiaries shall have the right at its option to:

          (a) require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

          (b) deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its

               Subsidiaries may be required to withhold with respect to such cash payment.

          In any case where a tax is required to be withheld (including taxes in the PRC where applicable) in connection with the delivery of Common Shares under this Plan (including the sale of Common Shares as may be required to comply with foreign exchange rules in the PRC for participants resident in the PRC), the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of Common Shares to be delivered by (or otherwise reacquire) the appropriate number of Common Shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the Common Shares withheld exceed the minimum whole number of Common Shares required for tax withholding under applicable law. The Company may, with the Administrator's approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

     8.6  EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS.

          8.6.1 EFFECTIVE DATE. This Plan is effective as of [______________], 2008, the date of its approval by the Board (the "EFFECTIVE DATE"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

          8.6.2 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

          8.6.3 SHAREHOLDER APPROVAL. To the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval. Notwithstanding the foregoing, any option "repricing" or similar event shall be subject to prior shareholder approval.

          8.6.4 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the

          Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

          8.6.5 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Company under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

     8.7 PRIVILEGES OF SHARE OWNERSHIP. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of share ownership as to any Common Shares not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     8.8  GOVERNING LAW; CONSTRUCTION; SEVERABILITY.

          8.8.1 CHOICE OF LAW. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the Cayman Islands.

          8.8.2 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          8.8.3 PLAN CONSTRUCTION.

               (a) Rule 16b-3. It is the intent of the Company that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

     8.9 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     8.10 SHARE-BASED AWARDS IN SUBSTITUTION FOR SHARE OPTIONS OR AWARDS GRANTED BY OTHER COMPANY. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee share options, SARs, restricted shares or other share-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the shares or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

     8.11 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

     8.12 NO CORPORATE ACTION RESTRICTION. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference shares ahead of or affecting the capital shares (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

     8.13 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.

                                                                    Exhibit 10.2


                                    ATA INC.
                       2008 EMPLOYEE SHARE INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") dated _____________________ by and between ATA INC., a Cayman company (the "COMPANY"), and ___________________________ (the "GRANTEE") evidences the incentive stock option (the "OPTION") granted by the Company to the Grantee as to the number of shares of the Company's Ordinary Shares first set forth below.

--------------------------------------------------------------------------------

NUMBER OF ORDINARY SHARES:(1)   _______          AWARD DATE:  __________________

EXERCISE PRICE PER SHARE:(1)        $________    EXPIRATION DATE:(1,2) _________

VESTING (1,2) The Option shall become vested as to 1/4 of the total number of Common Shares subject to the Option on the first anniversary of the award date. The remaining 3/4 of the total number of Common Shares subject to the Option shall vest pro rata on the last day of each of the 36 one-month periods thereafter.

--------------------------------------------------------------------------------

     The Option is granted under the ATA Inc. 2008 Employee Share Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Incentive Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. The Option is intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

"GRANTEE"                                      ATA INC.
                                               a Cayman Islands Company

___________________________________
Signature                                      By:______________________________

___________________________________            Print Name:______________________
Print Name
                                               Title:___________________________

------------
(1) Subject to adjustment under Section 7.1 of the Plan.

(2) Subject to early termination under Section 4 of the Terms and Section 7.2 of the Plan.

                                CONSENT OF SPOUSE

     In consideration of the Company's execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.





----------------------------------          ----------------------
Signature of Spouse                         Date

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.   VESTING; LIMITS ON EXERCISE; INCENTIVE STOCK OPTION STATUS.

     The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

     o Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

     o No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

     o Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

     o ISO Value Limit. If the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Grantee in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.1.2 of the Plan shall apply and to such extent the Option will be rendered a nonqualified stock option.

2.   CONTINUANCE OF EMPLOYMENT/SERVICE REQUIRED; NO EMPLOYMENT/SERVICE
     COMMITMENT.

     The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

     Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Company or any of its Subsidiaries, affects the Grantee's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service, or affects the right of the Company or any Subsidiary to increase or decrease the Grantee's other compensation.

3.   METHOD OF EXERCISE OF OPTION.

     The Option shall be exercisable by the delivery to the Secretary of the Company (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

     o an executed Option Exercise and Common Share Purchase Agreement (stating the number of Common Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the "EXERCISE AGREEMENT"),

     o payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Company, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) in Common Shares already owned by the Grantee, valued at their fair market value on the exercise date;

     o any written statements or agreements required pursuant to Section 8.1 of the Plan; and

     o satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by a reduction in the number of shares otherwise deliverable pursuant to the award or by delivery to the Company of:

     o Common Shares already owned by the Grantee, valued at their fair market value on the exercise date, provided, however, that any shares acquired directly from the Company (upon exercise of an option or otherwise) must have been owned by the Grantee for at least six (6) months before the date of such exercise; and/or

     o if the Common Shares are then registered under the Exchange Act and listed or quoted on an internationally recognized securities exchange or in the NASDAQ Global Market, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Common Shares acquired upon exercise of the Option and deliver to the Company the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations).

     The Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. The Option may be rendered a nonqualified stock option if the Administrator permits the use of one or more of the non-cash payment alternatives reference above.

4.   EARLY TERMINATION OF OPTION.

     4.1 POSSIBLE TERMINATION OF OPTION UPON CERTAIN CORPORATE EVENTS. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

     4.2 TERMINATION OF OPTION UPON A TERMINATION OF GRANTEE'S EMPLOYMENT OR SERVICES. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Company or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Company or a Subsidiary is referred to as the Grantee's "SEVERANCE Date"):

     o other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 90 days after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 90-day period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 90-day period;

     o if the termination of the Grantee's employment or services is the result of the Grantee's death or Total Disability (as defined below),
          (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee's Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

     o if the Grantee's employment or services are terminated by the Company or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

     For purposes of the Option, "TOTAL DISABILITY" means a "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

     For purposes of the Option, "CAUSE" means that the Grantee:

     (1) has been negligent in the discharge of his or her duties to the Company or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

     (2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

     (3) has materially breached any of the provisions of any agreement with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or

     (4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has induced a principal for whom the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries acts as agent to terminate such agency relationship.

     In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

     Notwithstanding any post-terminatiion exercise period provided for herein or in the Plan, the Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a nonqualified stock option.

5.   NON-TRANSFERABILITY.

     The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6.   SECURITIES LAW COMPLIANCE [APPLICABLE TO US GRANTS].

     THE GRANTEE ACKNOWLEDGES THAT THE OPTION AND THE COMMON SHARES UNDERLYING THE OPTION, IF APPLICABLE, ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT, BASED, IN PART, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES AND EXCHANGE COMMISSION RULE 701 PROMULGATED UNDER THE SECURITIES ACT, AND A COMPARABLE EXEMPTION FROM QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, AS EACH MAY BE AMENDED FROM TIME TO TIME. THE GRANTEE, BY EXECUTING THIS OPTION AGREEMENT, HEREBY MAKES THE FOLLOWING REPRESENTATIONS TO THE COMPANY AND ACKNOWLEDGES THAT THE COMPANY'S RELIANCE ON FEDERAL AND STATE SECURITIES LAW EXEMPTIONS FROM REGISTRATION AND QUALIFICATION IS PREDICATED, IN SUBSTANTIAL PART, UPON THE ACCURACY OF THESE REPRESENTATIONS:

     THE GRANTEE IS ACQUIRING THE OPTION AND, IF AND WHEN HE/SHE EXERCISES THE OPTION, WILL ACQUIRE THE COMMON SHARES SOLELY FOR THE GRANTEE'S OWN ACCOUNT, FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO OR AN INTENT TO SELL, OR TO OFFER FOR RESALE IN CONNECTION WITH ANY UNREGISTERED DISTRIBUTION, ALL OR ANY PORTION OF THE COMMON SHARES WITHIN THE MEANING OF THE SECURITIES ACT AND/OR ANY APPLICABLE STATE SECURITIES LAWS.

     THE GRANTEE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND RECEIVE ANSWERS FROM THE COMPANY REGARDING THE TERMS AND CONDITIONS OF THE OPTION AND THE RESTRICTIONS IMPOSED ON ANY COMMON SHARES PURCHASED UPON EXERCISE OF THE OPTION. THE GRANTEE HAS BEEN FURNISHED WITH, AND/OR HAS ACCESS TO, SUCH INFORMATION AS HE OR SHE CONSIDERS NECESSARY OR APPROPRIATE FOR DECIDING WHETHER TO EXERCISE THE OPTION AND PURCHASE COMMON SHARES. HOWEVER, IN EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE COMMON SHARES, THE GRANTEE HAS AND WILL RELY UPON THE ADVICE OF HIS/HER OWN LEGAL COUNSEL, TAX ADVISORS AND/OR INVESTMENT ADVISORS.

     THE GRANTEE IS AWARE THAT THE OPTION MAY BE OF NO PRACTICAL VALUE, THAT ANY VALUE IT MAY HAVE DEPENDS ON ITS VESTING AND EXERCISABILITY, AS WELL AS AN INCREASE IN THE FAIR MARKET VALUE OF THE UNDERLYING COMMON SHARES TO AN AMOUNT IN EXCESS OF THE EXERCISE PRICE, AND THAT ANY INVESTMENT IN ORDINARY SHARES OF A CLOSELY HELD ENTITY SUCH AS THE COMPANY IS NON-MARKETABLE, NON-TRANSFERABLE AND COULD REQUIRE CAPITAL TO BE INVESTED FOR AN INDEFINITE PERIOD OF TIME, POSSIBLY WITHOUT RETURN, AND AT SUBSTANTIAL RISK OF LOSS.

     THE GRANTEE UNDERSTANDS THAT ANY COMMON SHARES ACQUIRED ON EXERCISE OF THE OPTION WILL BE CHARACTERIZED AS "RESTRICTED SECURITIES" UNDER THE U.S. FEDERAL SECURITIES LAWS, AND THAT, UNDER SUCH LAWS AND APPLICABLE REGULATIONS, SUCH SECURITIES MAY BE RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT ONLY IN CERTAIN LIMITED CIRCUMSTANCES, INCLUDING IN ACCORDANCE WITH THE CONDITIONS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT, AS PRESENTLY IN EFFECT, WITH WHICH THE GRANTEE IS FAMILIAR.

     THE GRANTEE HAS READ AND UNDERSTANDS THE RESTRICTIONS AND LIMITATIONS SET FORTH IN THE PLAN, THIS OPTION AGREEMENT (INCLUDING THESE TERMS), AND THE EXERCISE AGREEMENT, WHICH ARE IMPOSED ON THE OPTION AND ANY COMMON SHARES WHICH MAY BE ACQUIRED UPON EXERCISE OF THE OPTION.

     AT NO TIME WAS AN ORAL REPRESENTATION MADE TO THE GRANTEE RELATING TO THE OPTION OR THE PURCHASE OF COMMON SHARES UNDERLYING THE OPTION AND THE GRANTEE WAS NOT PRESENTED WITH OR SOLICITED BY ANY PROMOTIONAL MEETING OR MATERIAL RELATING TO THE OPTION OR THE ORDINARY SHARES..

7.   PLAN.

     The Option and all rights of the Grantee under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8.   ENTIRE AGREEMENT.

     This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 8.6 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.   GOVERNING LAW; LIMITED RIGHTS; SEVERABILITY; NOTICES.

     9.1 CAYMAN ISLANDS LAWS; CONSTRUCTION. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

     9.2 LIMITED RIGHTS. The Grantee has no rights as a shareholder of the Company with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Company as set forth in Section 8.12 of the Plan.

     9.3 SEVERABILITY. If the arbitrator selected in accordance with this Option Agreement or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties' intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

     9.4 NOTICES. Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary of the Company, and to the Grantee at the address last reflected on the Company's payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Company or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.4.

10.  ARBITRATION.

     10.1 Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the "NOTICE"). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the "CENTRE"). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

     10.2 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 10.2, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 10.2 shall prevail.

     10.3 The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the Cayman Islands and shall not apply any other substantive law.

     10.4 Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

     10.5 The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

     10.6 When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

     10.7 The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

11.  EFFECT OF THIS AGREEMENT.

     Subject to the Company's right to terminate the Option pursuant to Section
7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Company.

12.  COUNTERPARTS.

     This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13.  SECTION HEADINGS.

     The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

                  [Remainder of page intentionally left blank]

                                   EXHIBIT A

                                    ATA INC.
                       2008 EMPLOYEE SHARE INCENTIVE PLAN
              OPTION EXERCISE AND ORDINARY SHARE PURCHASE AGREEMENT

     The undersigned (the "PURCHASER") hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement dated as of ____________________ (the "OPTION AGREEMENT") under the ATA Inc. 2008 Equity Incentive Plan (the "PLAN"), as follows:

     - the Purchaser hereby irrevocably elects to purchase __________________ Ordinary Shares (the "SHARES"), of ATA Inc., an exempted company formed under the laws of the Cayman Islands (the "COMPANY"), and

     - such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

     Capitalized terms are defined in the Plan if not defined herein.

     1. DELIVERY OF SHARE CERTIFICATE. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: ___________
_______________________________________________________________________________.

     2. INVESTMENT REPRESENTATIONS. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the "Terms and Conditions of Option" (which are attached to and a part of the Option Agreement, the "TERMS") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

     The Purchaser acknowledges receipt of the Company's condensed consolidated financial information.

     3. LIMITATION ON DISPOSITION AND OTHER RESTRICTIONS. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

     - any transfer of the Shares must comply with the restrictions on transfer set forth in Section 5.7 of the Plan and all applicable laws as set forth in Section 8.1 of the Plan;

     - the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the foregoing provisions of this Section 3 and the arbitration provisions of Section 10 of the Terms; and

     - as a condition to any otherwise permitted transfer of the Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

     4. PLAN AND OPTION AGREEMENT. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Ordinary Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Ordinary Share Purchase Agreement shall be submitted to arbitration in accordance with Section 10 of the Terms, and the Cayman Islands laws shall apply as provided in Section 9.1 of the Terms.

     5. ENTIRE AGREEMENT. This Option Exercise and Ordinary Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Ordinary Share Purchase Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     6. NOTICE OF SALE OF ISO SHARES. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.1.2 of the Plan.

"PURCHASER"                   ACCEPTED BY:
                              ATA INC.
_______________________       a Cayman Islands company
Signature

_______________________       By:_______________________________________________
Print Name

_______________________       Print Name:_______________________________________
Date

                              Title:____________________________________________
                              (To be completed by the company after the price
                              (including applicable withholding taxes), value
                              (if applicable) and receipt of funds is verified.)

                                    ATA INC.
                       2008 EMPLOYEE SHARE INCENTIVE PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT

     THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") dated _____________________ by and between ATA INC., a Cayman Islands company (the "COMPANY"), and ___________________________ (the "GRANTEE") evidences the nonqualified stock option (the "OPTION") granted by the Company to the Grantee as to the number of shares of the Company's Common Shares first set forth below.

--------------------------------------------------------------------------------

NUMBER OF COMMON SHARES:(1)   _______          AWARD DATE:  ____________________

EXERCISE PRICE PER SHARE:(1)      $________    EXPIRATION DATE:(1,2) ___________

     VESTING(1,2) The Option shall become vested as to 1/4 of the total number of Common Shares subject to the Option on the first anniversary of the award date. The remaining 3/4 of the total number of Common Shares subject to the Option shall vest pro rata on the last day of each of the 36 one-month periods thereafter.

--------------------------------------------------------------------------------

     The Option is granted under the ATA Inc. 2008 Employee Share Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Nonqualified Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.


"GRANTEE"                                 ATA INC.
                                          a Cayman Islands Company


____________________________
Signature                                 By:___________________________________



____________________________              Print Name:___________________________
Print Name

                                          Title:________________________________


-----------
(1)    Subject to adjustment under Section 7.1 of the Plan.
(2) Subject to early termination under Section 4 of the Terms and Section 7.2 of the Plan.

                               CONSENT OF SPOUSE

     In consideration of the Company's execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.



------------------------            ----------------------
Signature of Spouse                 Date

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.   VESTING; LIMITS ON EXERCISE; INCENTIVE STOCK OPTION STATUS.

     The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

     - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

     - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

     - Minimum Exercise. No fewer than 100 Ordinary Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

     - Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

2.   CONTINUANCE OF EMPLOYMENT/SERVICE REQUIRED; NO EMPLOYMENT/SERVICE
     COMMITMENT.

     The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

     Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Company or any of its Subsidiaries, affects the Grantee's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service, or affects the right of the Company or any Subsidiary to increase or decrease the Grantee's other compensation.

3.   METHOD OF EXERCISE OF OPTION.

     The Option shall be exercisable by the delivery to the Secretary of the Company (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

     - an executed Option Exercise and Common Share Purchase Agreement (stating the number of Common Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the "EXERCISE AGREEMENT"),

     - payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Company, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) in Common Shares already owned by the Grantee, valued at their fair market value on the exercise date;

     - any written statements or agreements required pursuant to Section 8.1 of the Plan; and

     - satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by a reduction in the number of shares otherwise deliverable pursuant to the award or by delivery to the Company of:

     - Common Shares already owned by the Grantee, valued at their fair market value on the exercise date, provided, however, that any shares acquired directly from the Company (upon exercise of an option or otherwise) must have been owned by the Grantee for at least six (6) months before the date of such exercise; and/or

     - if the Common Shares are then registered under the Exchange Act and listed or quoted on an internationally recognized securities exchange or in the NASDAQ Global Market, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Common Shares acquired upon exercise of the Option and deliver to the Company the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations).

4.   EARLY TERMINATION OF OPTION.

     4.1 POSSIBLE TERMINATION OF OPTION UPON CERTAIN CORPORATE EVENTS. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

     4.2 TERMINATION OF OPTION UPON A TERMINATION OF GRANTEE'S EMPLOYMENT OR SERVICES. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Company or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Company or a Subsidiary is referred to as the Grantee's "SEVERANCE DATE"):

     - other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 90 days after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 90-day period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 90-day period;

     - if the termination of the Grantee's employment or services is the result of the Grantee's death or Total Disability (as defined below),
          (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee's Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

     - if the Grantee's employment or services are terminated by the Company or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

     For purposes of the Option, "TOTAL DISABILITY" means a "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

     For purposes of the Option, "CAUSE" means that the Grantee:

     (1) has been negligent in the discharge of his or her duties to the Company or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

     (2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

     (3) has materially breached any of the provisions of any agreement with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or

     (4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has induced a principal for whom the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries acts as agent to terminate such agency relationship.

     In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5.   NON-TRANSFERABILITY.

     The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6.   SECURITIES LAW COMPLIANCE [APPLICABLE TO US GRANTS].

     THE GRANTEE ACKNOWLEDGES THAT THE OPTION AND THE COMMON SHARES UNDERLYING THE OPTION, IF APPLICABLE, ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT, BASED, IN PART, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES AND EXCHANGE COMMISSION RULE 701 PROMULGATED UNDER THE SECURITIES ACT, AND A COMPARABLE EXEMPTION FROM QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, AS EACH MAY BE AMENDED FROM TIME TO TIME. THE GRANTEE, BY EXECUTING THIS OPTION AGREEMENT, HEREBY MAKES THE FOLLOWING REPRESENTATIONS TO THE COMPANY AND ACKNOWLEDGES THAT THE COMPANY'S RELIANCE ON FEDERAL AND STATE SECURITIES LAW EXEMPTIONS FROM REGISTRATION AND QUALIFICATION IS PREDICATED, IN SUBSTANTIAL PART, UPON THE ACCURACY OF THESE REPRESENTATIONS:

     THE GRANTEE IS ACQUIRING THE OPTION AND, IF AND WHEN HE/SHE EXERCISES THE OPTION, WILL ACQUIRE THE COMMON SHARES SOLELY FOR THE GRANTEE'S OWN ACCOUNT, FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO OR AN INTENT TO SELL, OR TO OFFER FOR RESALE IN CONNECTION WITH ANY UNREGISTERED DISTRIBUTION, ALL OR ANY PORTION OF THE COMMON SHARES WITHIN THE MEANING OF THE SECURITIES ACT AND/OR ANY APPLICABLE STATE SECURITIES LAWS.

     THE GRANTEE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND RECEIVE ANSWERS FROM THE COMPANY REGARDING THE TERMS AND CONDITIONS OF THE OPTION AND THE RESTRICTIONS IMPOSED ON ANY COMMON SHARES PURCHASED UPON EXERCISE OF THE OPTION. THE GRANTEE HAS BEEN FURNISHED WITH, AND/OR HAS ACCESS TO, SUCH INFORMATION AS HE OR SHE CONSIDERS NECESSARY OR APPROPRIATE FOR DECIDING WHETHER TO EXERCISE THE OPTION AND PURCHASE COMMON SHARES. HOWEVER, IN EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE COMMON SHARES, THE GRANTEE HAS AND WILL RELY UPON THE ADVICE OF HIS/HER OWN LEGAL COUNSEL, TAX ADVISORS AND/OR INVESTMENT ADVISORS.

     THE GRANTEE IS AWARE THAT THE OPTION MAY BE OF NO PRACTICAL VALUE, THAT ANY VALUE IT MAY HAVE DEPENDS ON ITS VESTING AND EXERCISABILITY, AS WELL AS AN INCREASE IN THE FAIR MARKET VALUE OF THE UNDERLYING COMMON SHARES TO AN AMOUNT IN EXCESS OF THE EXERCISE PRICE, AND THAT ANY INVESTMENT IN ORDINARY SHARES OF A CLOSELY HELD ENTITY SUCH AS THE

COMPANY IS NON-MARKETABLE, NON-TRANSFERABLE AND COULD REQUIRE CAPITAL TO BE INVESTED FOR AN INDEFINITE PERIOD OF TIME, POSSIBLY WITHOUT RETURN, AND AT SUBSTANTIAL RISK OF LOSS.

     THE GRANTEE UNDERSTANDS THAT ANY COMMON SHARES ACQUIRED ON EXERCISE OF THE OPTION WILL BE CHARACTERIZED AS "RESTRICTED SECURITIES" UNDER THE U.S. FEDERAL SECURITIES LAWS, AND THAT, UNDER SUCH LAWS AND APPLICABLE REGULATIONS, SUCH SECURITIES MAY BE RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT ONLY IN CERTAIN LIMITED CIRCUMSTANCES, INCLUDING IN ACCORDANCE WITH THE CONDITIONS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT, AS PRESENTLY IN EFFECT, WITH WHICH THE GRANTEE IS FAMILIAR.

     THE GRANTEE HAS READ AND UNDERSTANDS THE RESTRICTIONS AND LIMITATIONS SET FORTH IN THE PLAN, THIS OPTION AGREEMENT (INCLUDING THESE TERMS), AND THE EXERCISE AGREEMENT, WHICH ARE IMPOSED ON THE OPTION AND ANY COMMON SHARES WHICH MAY BE ACQUIRED UPON EXERCISE OF THE OPTION.

     AT NO TIME WAS AN ORAL REPRESENTATION MADE TO THE GRANTEE RELATING TO THE OPTION OR THE PURCHASE OF COMMON SHARES UNDERLYING THE OPTION AND THE GRANTEE WAS NOT PRESENTED WITH OR SOLICITED BY ANY PROMOTIONAL MEETING OR MATERIAL RELATING TO THE OPTION OR THE COMMON SHARES..

7.   PLAN.

     The Option and all rights of the Grantee under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8.   ENTIRE AGREEMENT.

     This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 8.6 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.   GOVERNING LAW; LIMITED RIGHTS; SEVERABILITY; NOTICES.

     9.1 CAYMAN ISLANDS LAWS; CONSTRUCTION. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the

Cayman Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

     9.2 LIMITED RIGHTS. The Grantee has no rights as a shareholder of the Company with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Company as set forth in Section 8.12 of the Plan.

     9.3 SEVERABILITY. If the arbitrator selected in accordance with this Option Agreement or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties' intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

     9.4 NOTICES. Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary of the Company, and to the Grantee at the address last reflected on the Company's payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Company or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 9.4.

10.  ARBITRATION.

     10.1 Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the "NOTICE"). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the "CENTRE"). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

     10.2 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 10.2, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 10.2 shall prevail.

     10.3 The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the Cayman Islands and shall not apply any other substantive law.

     10.4 Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

     10.5 The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

     10.6 When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

     10.7 The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

11.  EFFECT OF THIS AGREEMENT.

     Subject to the Company's right to terminate the Option pursuant to Section
7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Company.

12.  COUNTERPARTS.

     This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13.  SECTION HEADINGS.

     The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

                  [Remainder of page intentionally left blank]

                                   EXHIBIT A

                                    ATA INC.
                       2008 EMPLOYEE SHARE INCENTIVE PLAN
             OPTION EXERCISE AND ORDINARY SHARE PURCHASE AGREEMENT

     The undersigned (the "PURCHASER") hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement dated as of ____________________ (the "OPTION AGREEMENT") under the ATA Inc. 2008 Equity Incentive Plan (the "PLAN"), as follows:

     - the Purchaser hereby irrevocably elects to purchase __________________ Common Shares (the "Shares"), of ATA Inc., an exempted company formed under the laws of the Cayman Islands (the "Company"), and

     - such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

     Capitalized terms are defined in the Plan if not defined herein.

     1. DELIVERY OF SHARE CERTIFICATE. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: ___________
_______________________________________________________________________________.

     2. INVESTMENT REPRESENTATIONS. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the "Terms and Conditions of Option" (which are attached to and a part of the Option Agreement, the "TERMS") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

     The Purchaser acknowledges receipt of the Company's condensed consolidated financial information.

     3. LIMITATION ON DISPOSITION AND OTHER RESTRICTIONS. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

     - any transfer of the Shares must comply with the restrictions on transfer set forth in Section 5.7 of the Plan and all applicable laws as set forth in Section 8.1 of the Plan;

     - the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the foregoing provisions of this Section 3 and the arbitration provisions of Section 10 of the Terms; and

     - as a condition to any otherwise permitted transfer of the Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

     4. PLAN AND OPTION AGREEMENT. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Common Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Common Share Purchase Agreement shall be submitted to arbitration in accordance with Section 10 of the Terms, and the Cayman Islands laws shall apply as provided in Section 9.1 of the Terms.

     5. ENTIRE AGREEMENT. This Option Exercise and Common Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Common Share Purchase Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     6. NOTICE OF SALE OF ISO SHARES. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.1.2 of the Plan.

"PURCHASER"                  ACCEPTED BY:
                             ATA INC.
_______________________      a Cayman Islands company
Signature

_______________________
Print Name                   By:________________________________________________

_______________________      Print Name:________________________________________
Date

                             Title:_____________________________________________
                             (To be completed by the company after the price
                             (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)